Exhibit 10.47


                                AMENDMENT
                                   TO
                              LOAN AGREEMENT

     THIS AMENDMENT TO LOAN AGREEMENT ("Amendment") is made as of November 30, 2001 (the "Effective Date") by and between SHONEY'S PROPERTIES GROUP 5, LLC, a Delaware limited liability company ("Debtor"), and GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, successor by merger to FFCA FUNDING CORPORATION ("FFC").

                         PRELIMINARY STATEMENT

     Debtor and FFC entered into that certain Loan Agreement dated as of September 6, 2000 (the "Loan Agreement").

     The Loan Agreement provided for FFC to provide the Loans to Debtor for the Premises, with each Loan to be evidenced by a Note and secured by a first priority security interest in the corresponding Premises pursuant to a Mortgage.

     This Amendment to Loan Agreement is being executed and delivered by Debtor and Trustee pursuant to that Substitution Agreement of even date herewith made by Debtor and Trustee, among others (the "Substitution Agreement"). The Substitution Agreement provides for the release of the real property described on attached Exhibit A (the "Released Premises") from the provisions of the Loan Agreement and all of the Loan Documents (the "Release"), pursuant to Section 13.A.(i) of the Loan Agreement. For purposes of this Amendment, all capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms as are contained in the Substitution Agreement and the Loan Agreement.

                             AGREEMENT

     In consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Loan Agreement as follows:

     1. DEFINITIONS. All references to the Loan Agreement and the Loan Documents referring to "FFCA", or any other definitions in the Loan Agreement containing the term "FFCA" in all or part of its defined term, such as "FFCA Entities", "FFCA Payments", etc., shall be amended to mean and refer to "FFC" which means GE Capital Franchise Finance Corporation, a Delaware corporation, and successor by merger to both FFCA Acquisition Corporation and FFCA Funding Corporation.

     2. DELETION; CONTINUING OBLIGATIONS.

     (i) Pursuant to Section 13.B of the Loan Agreement, on and after the Effective Date: the Released Premises shall be deemed, and is hereby, deleted and removed as one of the Premises for all purposes of the Loan Agreement; the Released Premises shall be excluded from the Aggregate Fixed Charge Coverage Ratio requirement set forth in the Loan Agreement and the Master Lease; the Released Premises shall be excluded from the definition of "Premises" as that term is defined and used in the Loan Agreement and other Loan Documents; and other defined terms in the Loan Agreement and other Loan documents shall be deemed modified to exclude the corresponding information for the Released Premises, as appropriate.

     (ii) Exhibit A to the Loan Agreement is hereby modified to delete the address and FFC File Number for the Released Premises.

     (iii) Notwithstanding the deletion and removal of the Released Premises from the Loan Agreement, this Amendment and such deletion and removal shall not surrender, relinquish, discharge or release and shall not be interpreted or construed as modifying, amending, terminating, limiting or affecting in any manner Debtor's obligations and liabilities to FFC and the other FFC Entities which have accrued or arisen under the Loan Agreement with respect to the Released Premises prior to the Effective Date of this Amendment, including, without limitation, the following (the "Debtor's Continuing Obligations"):

          (a) the indemnification and hold harmless obligations of Debtor to the Indemnified Parties, including, without limitation, FFC, set forth in the Loan Agreement, including, without limitation, the provisions of Section 12 thereof;

          (b) Debtor's obligations and liabilities arising under the Loan Agreement which have accrued as to the Released Premises prior to the Effective Date; and

          (c) the provisions of the Loan Agreement which the Loan Agreement provides shall survive the expiration or termination thereof.

Debtor shall be obligated to pay and perform all of the Debtor's Continuing Obligations in accordance with the corresponding terms and provisions of the Loan Agreement.

     3. NO FURTHER AMENDMENTS. Except as specifically modified, amended or changed herein in connection with the Release, all terms and provisions of the Loan Agreement shall remain in full force and effect, unchanged and unmodified. Without limiting the generality of the foregoing, the representations, warranties and covenants of Debtor made in the Loan Agreement are hereby restated and affirmed.

     4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.

     5. EXHIBIT. The exhibits attached hereto are incorporated herein by this reference as though fully set forth herein.




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     IN WITNESS WHEREOF Debtor and FFC have executed this Amendment as of the date first above written.

                                     GE CAPITAL FRANCHISE FINANCE
                                     CORPORATION, a Delaware corporation,
                                     successor by merger to FFCA FUNDING
                                     CORPORATION


                                     By /s/ Andrew G. Kent
                                        ------------------------------------
                                        Andrew G. Kent
                                        Senior Vice President, Associate
                                        General Counsel and Assistant
                                        Secretary



                                    SHONEY'S PROPERTIES GROUP 5, LLC, a
                                    Delaware limited liability company

                                    By:  Shoney's, Inc., a Tennessee
                                         corporation, its managing member


                                    By /s/ Donna M. Adams
                                       -------------------------------------
                                    Printed Name  Donna M. Adams
                                                  --------------------------
                                    Its   Vice President - Tax
                                          ----------------------------------






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STATE OF ARIZONA    )
                    ) SS.
COUNTY OF MARICOPA  )

     The foregoing instrument was acknowledged before me on November 29, 2001 by Andrew G. Kent, Senior Vice President, Associate General Counsel and Assistant Secretary of GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, successor by merger to FFCA Funding Corporation, on behalf of the corporation.

                                           /s/ Jo Ann Oliver
                                           ---------------------------------
                                           Notary Public
My Commission Expires:

Nov 26, 2004
----------------------



STATE OF TENNESSEE  )
                    ) SS.
COUNTY OF DAVIDSON  )

     The foregoing instrument was acknowledged before me on November 21, 2001 by Donna M. Adams, Vice President - Tax of Shoney's, Inc., a Tennessee corporation, managing member of Shoney's Properties Group 5, LLC, a Delaware limited liability company, on behalf of the corporation and limited liability company.


                                           /s/ Monica A. Carlson
                                           ---------------------------------
                                           Notary Public
My Commission Expires:

Jan. 25, 2003
----------------------







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EXHIBIT A - LEGAL DESCRIPTION OF THE RELEASED PREMISES

Omitted due to immateriality.